Notice to Fund Shareholders

Nuveen Build America Bond Opportunity Fund (NBD) (“Registrant”)

March 9, 2012

Notice is being provided that the proxy solicitation materials filed on July 29, 2011 (filing type DEFA 14A, Accession No. 0000950123-11-069754) was submitted in error for the Registrant and should be disregarded.